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

                                                                         eMation
                                                                     Opportunity
                                                                          Review

Securities Law Disclaimer

   Safe Harbor Statement Under the
   Private Securities Litigation Reform Act of 1995

  This presentation may contain certain forward-looking statements that relate to RAVISENT's future business and financial performance. Such statements are subject to a number of risks and uncertainties that may cause the actual events of future results to differ from those discussed herein. Such factors include, among others: RAVISENT's ability to consummate the acquisition of eMation and to achieve any benefits from the acquisition, the possibility that the closing conditions to the acquisition of eMation may not be satisfied and that the acquisition may not occur, the viability of DRM technology, the potential for growth in the pervasive computing market, RAVISENT's recent change in its business model, its limited operating history, fluctuating quarterly operating results, expectation of future losses, anticipated price declines in products, dependence on its current product lines, dependence on systems integration partners, dependence on the services market, dependence on the supply chain management market, dependence on device relationship management technology, dependence on a small number of customers, lack of long-term commitments with customers, dependence on manufacturers and strategic relationships, product delays, the difficulty of protecting proprietary rights, the ability to manage growth and attract and retain additional personnel, the potential for defects in its products, risks from international operations, its ability to raise capital in the future, its dependence on the personal computer industry, competition, its ability to manage technological change and respond to evolving industry standards, and government regulation. Investors are advised to read RAVISENT's Annual Report on Form 10-K and quarterly reports on Form 10-Q, Forms 8-K and RAVISENT's Proxy Statement filed with the Securities and Exchange Commission, particularly those sections entitled "Factors Affecting Operating Results," for a fuller discussion of these and other risks and uncertainties.

  Solicitation of Proxies
  RAVISENT, its directors, executive officers and certain other members of its management and employees may be soliciting proxies from RAVISENT stockholders in favor of the acquisition of eMation. Information concerning the participants in the solicitation of proxies is set forth in the Proxy Statement as filed with the Securities and Exchange Commission. The directors and officers of RAVISENT and eMation have interests in the acquisition, some of which may differ from, or may be in addition to, those of RAVISENT stockholders generally. A description of the interests that the directors and officers of eMation and RAVISENT have in the acquisition are available in the Proxy Statement.

                                                                         Welcome
                                                           Robert M. Russell Jr.
                                                                Chairman and CEO

The eMation Solution

  .  Device Relationship Management (DRM)
  .  Manages information from remote devices located anywhere
  .  Provides enhanced service at lower cost
  .  Reduces downtime, increases revenue
  .  Enables proactive business management

Why Acquire eMation?

  . Innovator positioned to capitalize on DRM enterprise software market . Customer ROI measured in months
  .  Global 2000 customer base
  .  Seasoned management
  .  Momentum demonstrated by recent customer wins

Device Relationship Management

   Enterprise                       Internet                  Intelligent
                                                                 Devices

   .   Service
   .   Marketing               [LOGO OF INTERNET]
   .   Sales
   .   Engineering                                              [PHOTOS]
   .   Operations
   .   Manufacturing             .   Networked
   .   Finance                   .   Wireless

DRM Lowers Service Costs


             1       2      3      4     5      6      7      8       9
Number       0       1    1.8    2.4     3    3.5    3.9    4.2    4.45
Number 2     0     0.2    0.6    1.2   1.8    2.5    3.3    4.2    5.15

                                                      .  Maximized
                                                         resource
                                                         utilization

                                    Without           .  Improved
                                    DRM                  margins

                                                      .  Improved
Cost of Service                     With                 customer
                                    DRM                  satisfaction


                                   Revenues

Attack Runaway Service Costs

             2000      2001    2002     2003      2004
Cost         6.3       7.5     8.6      9.9       12.2


                            Source: BAI Studies of FSMS and Related Markets 2000
                                        FS Management and Communications Systems

An Untapped Market

                           "The ability to remotely
                    monitor, track, and service equipment
                       is virtually an untapped market
                         that we see as a killer app."


                                                    Glen Allmendinger, President
                                                           Harbor Research, 2001
eMation DRM(TM) Is Ready Today

  .  Firewall-Friendly(TM)
  .  Secure
  .  Distributed information management
  .  Scalable
  .  Rapidly deployed

Customer Wins

  .  Beckman Coulter
  .  Air Liquide
  .  Scitex Digital Printing
  .  PRI Automation
  .  Varian Medical Systems
  .  Siebel Validation

Beckman Coulter

  .  Clinical laboratory instrument                         [PHOTO APPEARS HERE]
     .  Complex equipment-SYNCHRON(R)LX20
     .  Costly on-site service and downtime

  .  The eMation DRM Solution
     .  Gateway monitors local device communications
     .  Transmits event data to headquarters via Internet
     .  Device information accessible by Service personnel

  .  Payback - Projected $1M Annual Savings
     .  Move to proactive service model
     .  Remotely diagnose and schedule maintenance
     .  Predict failures to reduce unscheduled service and downtime

Air Liquide

  .  Cryogenic food processing equipment                    [PHOTOS APPEAR HERE]
     .  New machine design
     .  High customer support costs
     .  Missed consumable revenue

  .  eMation DRM Solution
     . Event data transmitted to corporate data center via Internet . Remote diagnosis and resolution
     .  Up-sell and cross-sell opportunities


  .  Benefits
     .  Proactive and remote service
     .  New revenue opportunities for data analysis, consumables, and upgrades

Scitex Digital Printing

  .  Ultra high-speed inkjet printers                       [PHOTO APPEARS HERE]
     .  Complex equipment
     .  Costly on-site service and downtime

  .  eMation DRM Solution
     . Event data transmitted to corporate data center via Internet . Remote diagnosis and resolution
     .  System information accessible by Service personnel

  .  Benefits
     .  Continuously monitor deployed devices
     .  Proactive notification of errors and potential failures
     .  Facilitate remote calibration, repairs, and software upgrades

PRI Automation

  .  Semiconductor fab material handling systems
     .  Develop eDiagnostics prototype for International SEMATECH (ISMT)

  .  eMation DRM Solution
     .  Remote diagnosis and resolution
     . System information accessible by service personnel inside ISMT fab and at PRI

  .  Benefits
     .  Faster time to repair                               [PHOTO APPEARS HERE]
     .  Reduced equipment downtime
     .  Improved personnel productivity

Varian Medical Systems

  .  Integrated cancer therapy systems                      [PHOTO APPEARS HERE]
     .  Complex machine
     .  Multi peripheral components

  .  eMation DRM Solution
     .  Automated service monitoring of system
     .  Remote desktop sharing of database server and system workstations

  .  Benefits
     .  Reduce number of on-site service calls
     .  Improve response time
     .  Immediate technical assistance

Companies Depend on eMation

    [LOGO OF BECKMAN COULTER]       [LOGO OF BP]         [LOGO OF CARGILL]

    [LOGO OF AIR LIQUIDE]           [LOGO OF DUPONT]     [LOGO OF BAVARIA]

    [LOGO OF MOTOROLA]              [LOGO OF SAUR]       [LOGO OF LOUVRE]

    [LOGO OF SAUTER]                [LOGO OF CERN]       [LOGO OF ASTRAZENECA]

    [LOGO OF TOOLEX]                [LOGO OF OTV]        [LOGO OF CORNING]

    [LOGO OF LEGRAND(R)]            [LOGO OF HIMA]       [LOGO OF SEC SHINKAWA]

    [LOGO OF ABB]                                        [LOGO OF SIEMENS]

Siebel Partnership

  .  Business                                                   [LOGO OF SIEBEL]
     .  Enterprise software company                                    eBusiness
     .  The world's leading CRM solution

  .  Solution
     .  Siebel Premier Software Partner
     .  Validated Siebel Field Service integration

  .  Results
     .  A comprehensive solution
     .  Cooperative activities
     .  Entry into Siebel accounts
     .  Extension into new markets                                       [STAMP]

Other Selected Partners

                           [LOGO OF NETSILICON(TM)]

           [LOGO OF SHINKAWA]                    [LOGO OF ORACLE]

                             [LOGO OF BEA(TM)]

Growth Strategy

     .  Expand within customer base
     .  Address new information stakeholders
     .  Address vertical markets
          . medical, building, industrial, office, semiconductor
        Service    Sales     Operations Marketing      Engineering
     .  Target large device manufacturers

          . $500M+ device manufacturers
          . 10% cost of service
          . complex, ready devices

New Management

Bob Russell       Chairman and   DEC, Thomson,
                  CEO            McGraw Hill

Dale Calder       President      eMation, TurningPoint,
                                 FactorySoft, Westinghouse

Tom Fogarty       CFO            RAVISENT, Bell Atlantic,
                                 DecisionOne

Ned Barlas        CLO            RAVISENT, Panitch Schwarze
                                 Jacobs & Nadel

Paul Henderson    VP of          eMation, Sun Microsystems,
                  Marketing      Apollo Computer, Avid

                                                    Financial Overview
                                                           Tom Fogarty
                                               Chief Financial Officer

Financial Overview

  .  Industrial base bills approximately $10M
  .  DRM product available in Q2 2001
  .  Proven technology with $25M in new investment
  .  Customer ROI measured in months
  .  Large market opportunity
  .  DRM gross margin should exceed 75%
  .  Enterprise class pricing model
eMation Results-Calendar Year

                          1999    2000    Delta
                          ----    ----    -----

   Revenues               10.5    10.0    (0.4)

                          ----   -----    ----
   Cost of revenues        1.4     1.3     0.1
                          ----   -----    ----

                          ----   -----    ----
   Gross margin            9.1     8.7    (0.3)
                          ----   -----    ----

   Operating expenses     10.2    26.2   (16.0)

                          ----   -----    ----
   Operating loss         (1.1)  (17.5)  (16.3)
                          ----   -----    ----

   Other expense          (1.7)   (2.2)   (0.5)

                          ----   -----    ----
   Net loss               (2.8)  (19.7)  (16.9)
                          ====   =====    ====

                          ----   -----    ----
   EBITDA                 (0.7)  (14.9)  (14.2)
                          ----   -----    ----

Note: Results include accretion of preferred stock eMation Results-Quarter Ended

                        Sep-00   Sep-01    Delta
                        ------   ------    -----

  Revenues               2.2      3.1       0.9

  Cost of revenues       0.2      0.5      (0.3)

                        ----     ----      ----
  Gross margin           2.0      2.6       0.6
                        ----     ----      ----

  Operating expenses     7.1      5.2       1.9

                        ----     ----      ----
  Operating loss        (5.1)    (2.6)      2.5
                        ----     ----      ----

  Other expense          0.5      1.0      (0.5)

                        ----     ----      ----
  Net loss              (5.6)    (3.6)      2.0
                        ====     ====      ====

                        ----     ----      ----
  EBITDA                (4.4)    (2.3)      2.1
                        ----     ----      ----

Note: Q3 Results exclude $0.6M unutilized lease charge and non-cash expenses.

Pro Forma Balance Sheet

As of September 30, 2001

                                  Ravisent    eMation      Pro Forma   Combined
                                 Historical  Historical   Adjustments  Pro Forma
                                 ----------  ----------   -----------  ---------
   Cash                             56.4         0.8            -         57.2
   Accounts receivable               1.4         3.4            -          4.8
   Inventory                         8.1         0.1            -          8.2
   Other current assets              3.5         0.6            -          4.1
   Long term assets                  8.8         8.1          13.3        30.2
                                    ----       -----         -----       -----
   Total assets                     78.2        13.0          13.3       104.5
                                    ====       =====         =====       =====

   Current liabilities               9.2         8.1           2.4        19.7
   Long term liab./Debt              0.6         5.4          (2.5)        3.5
                                    ----       -----         -----       -----
   Total liabilities                 9.8        13.5          (0.1)       23.2
                                    ----       -----         -----       -----
                                    ----       -----         -----       -----
   Redeemable Pfd Stock                -        26.6         (26.6)         -
                                    ----       -----         -----       -----
                                    ----       -----         -----       -----
   Equity                           68.4       (27.1)         40.0        81.3
                                    ----       -----         -----       -----
                                    ----       -----         -----       -----
   Total equity & liabilities       78.2        13.0          13.3       104.5
                                    ----       -----         -----       -----

Balance Sheet Highlights

                                      ($ in millions)

                                          Combined
                                          Pro Forma

Cash                                       $ 57.2

Total Debt                                 $  3.3

Shares Outstanding - Basic                   26.9

Shares Outstanding - Diluted                 28.6


                                        Note: Pro forma as of September 30, 2001

Win With eMation

  .  Device Relationship Management (DRM)
  .  Manages information from remote devices located anywhere
  .  Provides enhanced service at lower cost
  .  Reduces downtime, increases revenue
  .  Enables proactive business management

                                                                           Thank
                                                                             You